Exhibit 99.3

COPANO ENERGY, L.L.C. 1200 SMITH STREET, SUITE 2300 HOUSTON, TX 77002 ATTN: DOUGLAS L. LAWING VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 (Registered holders only) Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M45202-Z57553 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. COPANO ENERGY, L.L.C. The Board of Directors unanimously recommends you vote FOR the following proposals: 1. To adopt the Agreement and Plan of Merger, dated as of January 29, 2013 (as it may be amended from time to time) by and among Copano Energy, L.L.C. (the “Company”), Kinder Morgan Energy Partners, L.P., Kinder Morgan G.P., Inc. and Javelina Merger Sub LLC, a wholly-owned subsidiary of Kinder Morgan Energy Partners, L.P. (the “merger agreement”).  2. To approve the adjournment of the Company’s special meeting, if necessary to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the special meeting. 3. To approve, on an advisory (non-binding) basis, the related compensation payments that will or may be paid by the Company to its named executive officers in connection with the merger. NOTE:  In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the special meeting or any postponement or adjournment thereof.  The units represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned unitholder(s). If no direction is made this proxy will be voted “FOR” each of proposals 1, 2 and 3. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. M45203-Z57553 COPANO ENERGY, L.L.C. PROXY FOR SPECIAL MEETING OF UNITHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints R. Bruce Northcutt, Carl A. Luna and Douglas L. Lawing, and each of them, with or without the other and with the full power of substitution, as proxies to vote as specified on the reverse side hereof all units that the undersigned is entitled to vote at the special meeting of unitholders of Copano Energy, L.L.C. (the "Company"), to be held on  ,  , 2013, at a.m., local time, at , and any adjournments or postponements thereof, and with all other powers which the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNITHOLDER(S).  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” the adoption of the merger agreement, “FOR” the approval of one or more adjournments of the special meeting, if necessary to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the special meeting and “FOR” the approval, on an advisory (non-binding) basis, the related compensation payments that will or may be paid by the Company to its named executive officers in connection with the merger. CONTINUED AND TO BE COMPLETED, DATED AND SIGNED ON REVERSE SIDE.